EXHIBIT 10.1

FIRST AMENDMENT TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO THE AMENDED AND RESTATED Employment Agreement (this “Amendment”), dated as of the 15TH day of November, 2018 (the “Effective Date”), is entered into by and among Newpark Resources, Inc., a Delaware corporation (the “Company”), and Bruce C. Smith (the “Executive”). Each of the Company and the Executive is referred to herein individually as a “Party” and together as the “Parties.” Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Agreement (as defined below).

WHEREAS, the Company and the Executive entered into that certain Amended and Restated Employment Agreement dated July 1, 2017, as amended from time to time (the “Agreement”); and

WHEREAS, the Executive and the Company desire to amend the Agreement to reflect a change in title for the Executive effective as of the Effective Date from Chief Technology Marketing Officer to Executive Vice President and President of Fluids Systems;

NOW, THEREFORE, in consideration of the premises and mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.    The Agreement shall be amended effective as of the Effective Date by replacing the first sentence of Section 1.1 to the following:

“The Company hereby offers to employ Executive, and Executive hereby agrees to serve as the Executive Vice President and President of Fluids Systems for the Company reporting to the Chief Executive Officer of the Company on the terms and conditions set forth in this Agreement.”

2.    In all other respects, the terms of the Agreement are hereby ratified and confirmed.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

NEWPARK RESOURCES, INC.
By:	/s/ E. Chipman Earle
Its:	Vice President, General Counsel
and Chief Administrative Officer

EXECUTIVE
/s/ Bruce C. Smith